                                                                    EXHIBIT 6.0


[AT&T LOGO]                 AT&T MASTER BILLING SERVICES AGREEMENT
                            AT&T MASTER BILLING SERVICES AGREEMENT NO. 002881MQ



===============================================================================
Customer Name                            AT&T Corp.
Consumer Data Solutions                  MultiQuest 900 Services

Customer Contact Name and  Phone         AT&T Contact Name and Phone
Carl Sherman / 972-298-3800              Mike Davis / 877-886-9881

Customer Address                         AT&T Office Address
                                         8110 W. Fremont Ave

City, State, Zip Code                   City, State, Zip Code
                                        Littleton, CO  80128

===============================================================================

The AT&T MULTIQUEST(R) Services ("Billing Services") offered under this Agreement are as follows (CHECK ONE):

 [X]  AT&T MULTIQUEST(R) Interacter Service        [ ] AT&T MULTIQUEST (R) Express 900 Service
 [ ]  AT&T MULTIQUEST(R) HICAP Service             [ ] Other AT&T MULTIQUEST Service
                                                   [ ]
                                                       ------------------------------------------------------
                                                       (Indicate Service and attach amendment, if applicable)


AT&T MULTIQUEST(R) Billing Options (CHECK ONE):

 [X]  Caller Adjustment Process (CAP)              [ ] 60/90 Delay Process

-------------------------------------------------------------------------------
Additional Customer Programs may be detailed on the Additional Billing Services Agreement form(s) ONLY when using the same service requested here.
-------------------------------------------------------------------------------

Initial Customer Program offering descriptions and 900 numbers(s):
                                                                   ------------
                    900-786-8742 All ready in operations
-------------------------------------------------------------------------------
                    900-288-8637
-------------------------------------------------------------------------------
                    900 Fundraising / Music Program
-------------------------------------------------------------------------------


                                                PRESALE #:         141498
                                                           --------------------

CALLERS WILL BE BILLED THE FOLLOWING CHARGES FOR YOUR PROGRAM (select one of the following):

 [ ]  $ _______ per initial minute and     $ _____ per each additional minute(s)
 [ ]  $ _______ per call


ENHANCED RATE SET
 [ ]  $ _______ per initial __ minute(s)   $ ____ per additional  ____ minute(s)

VARI-A-BILL RATES (for use with AT&T MULTIQUEST Interacter Service only):

     Maximum Per Minute Charge:  $                      Maximum Premium Charge: $
                                   ---------------                                ------------------------
     Maximum Flat Rate Charge:   $     60.00
                                   ---------------


CALL PROMPTER RATING
     Caller will be billed the following charges for your offer:

                    Caller                                      Initial                            Additional
Bill                Entered       Free          Initial         Period         Additional          Period
Designator          Digits        Period        Period          Rate           Period              Rate
__________          _______       __ __  __     __ __           $__.___        __ __               $ __.__
                                  HH MM  SS     HH MM                          HH MM






CUSTOMER HEREBY DESIGNATES THE FOLLOWING CPR INFORMATION FOR THE 900 NUMBERS SPECIFIED ABOVE:

                                 Caller                                     Initial                            Additional
             Bill                Entered       Free         Initial         Period         Additional          Period
Branch       Designator          Digits        Period       Period          Rate           Period              Rate
#1           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#2           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#3           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#4           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM

-------------------------------------------------------------------------------
BY SIGNING BELOW, CUSTOMER ACKNOWLEDGES THAT IT AGREES TO THE TERMS AND CONDITIONS OF THE AGREEMENT INCLUDING THOSE ON THE REVERSE SIDE OF THIS FORM, WHICH (AMONG OTHER THINGS) PROVIDE LIMITATIONS OF LIABILITY. THESE TERMS AND CONDITIONS APPLY TO THIS ORDER, AND ANY SUBSEQUENT ORDER ACCEPTED BY AT&T UNDER THIS AGREEMENT.
-------------------------------------------------------------------------------

Consumer Data Solutions
-----------------------------------------------                              AT&T  Corp
(Customer)

Accepted By: C. Sherman                                                      Accepted By:
             ----------------------------------                                             ---------------------------------------
/s/ CARL SHERMAN
-----------------------------------------------                              ------------------------------------------------------
(Authorized Signature)                                                       (Authorized Signature)

Carl Sherman
-----------------------------------------------                              ------------------------------------------------------
(Printed/Typed Name)                                                         (Printed/Typed Name)

CEO/President
-----------------------------------------------                              ------------------------------------------------------
(Title)                                                                      (Title)

9-6-99
-----------------------------------------------                              ------------------------------------------------------
(Date)                                                                       (Date)
-----------------------------------------------------------------------------------------------------------------------------------

                           PRELIMINARY CUSTOMER COPY

The following Terms and Conditions shall apply to the Billing Services provided by AT&T under this Agreement to Customer for the 900 number telephone Programs listed on the front of this Agreement, or in Supplemental Billing Services Agreements which reference this Agreement ("Billing Services").

                          GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------
1. BILLING COLLECTION AND CALL INQUIRY SERVICES

A. Acting as Customer's agent, AT&T will perform the following services for Customer's Programs:

(1) secure usage records; message processing; bill processing; bill rendering; inquiry; collection; and remittance services.

(2) your Customers ("Caller's") will be billed for the charges associated with your program(s). AT&T will remit collected charges to you, less any fees as indicated in this Agreement.

(3) provide good faith efforts to collect Customer charges from Caller's. However, AT&T has no obligation to bring collection suits or to use collection agencies, and AT&T may remove from a Caller's bill Program charges with which the Caller disputes or refuses to pay. If the Caller's bill is adjusted, Customer shall still remain liable for the Billing Services fees and tariffed charges associated with each call.

B. Within ninety days after the end of the month in which the calls were made to Customer's Program(s), AT&T shall remit to Customer the net amount of Customer's charges for the billing period. The net amount will reflect the following deductions:

(1) AT&T's fees and charges for tariffed Services,

(2) AT&T's fees and charges for billing Services,

(3) Any applicable federal, state and local taxes, however designated, unless Customer has provided AT&T with a valid tax exemption certificate or statute;

(4) Uncollectable amounts, including among others, amounts that caller's refuse to pay, amounts that have not been billed to caller by the local service provider; and

(5) Amounts removed from callers' bills by AT&T, the local exchange companies ("LEC's") or other local service provider.

C. Notwithstanding the remittance described in Section 1.B above, AT&T may "true up" these deductions based upon any additional uncollectable amounts discovered within twelve months after the Caller's underlying call to the 900 program was made; and may implement this "true up" against remittances for subsequent months, AT&T may also delay all or a portion of its payment of funds at any time during the contractual relationship, continuing for up to twelve months following termination of Customer's Program Billing Services. When determining whether to delay all or a portion of payment to Customer, AT&T will consider, among other factors, Customer's credit history, the length of time Customer has been the Customer of Record, and the projected refund rate of Customer's total billed account as determined by AT&T.

D. AT&T may apply any payments to any outstanding debt incurred by Customer.

E. AT&T reserves the right to block access to all AT&T 900 numbers from the telephone stations of any Caller who, in AT&T's sole discretion, is carrying an excessive unpaid balance of charges for calls made to Programs billed by AT&T, or appears to be engaged in any fraudulent or abusive practice.

2. CONTINGENT AGREEMENT
This agreement is contingent upon AT&T's ability to secure Billing for Customer's Programs. AT&T will make good faith efforts to secure such services.

3. BILLING SERVICES FEE
A. For calls using AT&T MULTIQUEST Interacter Service, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST HICAP, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST Express 900 service, the Billing Service fee is 15 percent of the Customer's charge to callers, or $0.12 per call, whichever is greater. All fees are exclusive of applicable sales, use or gross receipts taxes. AT&T may change the Billing Services fees upon thirty days written notice to Customer.

B. For AT&T MULTIQUEST interacter, AT&T MULTIQUEST HICAP, and AT&T MULTIQUEST Express 900 Service, charges include partial minutes rounded up to full minutes.

C. In any dispute regarding the number of calls to Programs, or the total minutes billed, AT&T's records shall control.

4. COMPLIANCE WITH AT&T MULTIQUEST PREMIUM BILLING GUIDELINES
Customer's Programs and related advertising and business practices shall at all times conform to all applicable federal, state and local laws and regulations, as well as with the "AT&T MULTIQUEST Premium Billing Guidelines" ("Guidelines") as these may be modified by AT&T from time to time. These Guidelines are specifically incorporated by reference into this Agreement. Customer acknowledges that it has been provided with a copy of the current Guidelines.

5. CUSTOMER RESPONSIBILITIES; INDEMNIFICATION OF AT&T
A. Customer shall pay all charges for the tariffed services to which it subscribes. Customer may not advise callers that they are obligated to pay AT&T's tariffed charges applicable to the Customer's Programs.

B. Customer shall provide AT&T a complete written description of each Program (including without limitation copies of all advertising for the program and all scripts) prior to its commencement and a complete new written description of any change (including without limitation price changes) in the Program or advertising before any such change is implemented.

C. Customer is solely responsible for its Program(s) and all promotions and advertising.

D. Customer shall provide AT&T with a name, street address and telephone number that may be disclosed to callers or other interested parties who request it. If the information provider for a Program is different from the Customer, Customer shall provide AT&T with the name, mailing address and customer service telephone number of the information provider, and Customer represents that AT&T may freely disclose such information to those who request it.

E. When the Guidelines require the Customer to agree to 100% adjustments by AT&T to all callers requesting refunds, the Customer shall not initiate, directly or indirectly through any third party, any action to collect charges from a caller who has obtained an adjustment from AT&T.

F. Customer shall not indicate by any means that AT&T endorses or is affiliated with Customer's Programs in any way, and shall not use any AT&T trademark, service mark or logo without the express written permission of AT&T.

G. Customer represents and warrants that its Program(s) will at all times comply with all applicable federal, state and local laws, rules, regulations and ordinances. CUSTOMER SHALL DEFEND, INDEMNIFY AND HOLD AT&T (AS DEFINED IN
SECTION 10.A) HARMLESS FROM ALL CLAIMS, ACTIONS, DAMAGES, COMPLAINTS, EXPENSES AND REASONABLE ATTORNEYS' FEES (COLLECTIVELY, "CLAIMS") ARISING IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OUT OF (1) CUSTOMER'S PRODUCTS OR SERVICES, MESSAGES, PROGRAMS, CALLER CONTACTS, COLLECTION ACTIVITIES, PROMOTIONS, ADVERTISING, LIBEL OR SLANDER; OR (2) ANY FAILURE ON CUSTOMER'S PART TO COMPLY WITH ANY LAW, RULE, REGULATION, OR ORDINANCE. AT&T, IN ITS SOLE DISCRETION, MAY ELECT TO CONTROL ITS OWN DEFENSE AGAINST ANY SUCH CLAIMS, WITHOUT ELIMINATING OR LIMITING IN ANY WAY CUSTOMER'S INDEMNITY OBLIGATIONS UNDER THIS SECTION.

H. Customer agrees and acknowledges that AT&T's agreement to provide Billing Services for any Program does not constitute a determination that Customer is in compliance with any or all applicable laws with respect to such Program.

I. AT&T is not responsible for the determination, application, collection or remittance of any taxes due or which may become due with respect to charges made to callers for Customer's Programs, except as may be directed by taxing authorities.

6. TELEPHONE NUMBER CHANGES
Nothing under this Agreement creates an ownership or other interest in the telephone number assigned for a Program. AT&T reserves the right to change the 900 telephone number assigned to a Program whenever AT&T determines that such a change is necessary or desirable for its provision of tariffed services or Billing Services. Upon termination of Billing Services for any Program, AT&T will assign a different 900 telephone number if Customer elects to continue to use AT&T's tariffed services.

7. TERM AND TERMINATION
A. This Agreement is effective when signed by Customer's agent and accepted in writing by AT&T. Either party may terminate this Agreement or the Billing Services for one or more particular Customer Programs upon thirty days prior written notice to the other party specifying the exact date of such termination.

B. Customer may cancel this Agreement without termination liability if AT&T fails to perform or observe any material term or condition of this Agreement and such failure continues unremedied for thirty days after AT&T receives written notice of such failure from Customer.

C. AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Programs, if AT&T in its sole discretion determines that (1) AT&T's provision of tariffed services may be adversely affected by the applicable Program(s), or by the provision of Billing Services;
(2) that the Program(s) or the provision of Billing Services may adversely affect AT&T's public image, reputation or goodwill; (3) A LEC or other local service provider will not provide needed services, or will not provide them at rates or on terms acceptable to AT&T; (4) Customer (or Customer's information provider or other customer) has not complied with the current Guidelines, regardless of whether AT&T has previously reviewed or released the particular Programs or advertising, or (5) Customer has breached this Agreement. In addition, AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Program(s) if, (1) AT&T receives any complaint regarding Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (2) any claim is made against AT&T arising from Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (3) Customer or its Program(s) become the subject of a government investigation, lawsuit, or criminal action.

D. On receipt of any claim or complaint against Customer in connection with AT&T's Billing Services, upon notice of an investigation by a law enforcement agency, if AT&T has reason to believe that Customer is defrauding AT&T, or if a dispute arises in connection with Customer's assignment of revenues, AT&T may deposit all amounts then or thereafter due to Customer or its assignee in an escrow account pending the resolution of all such claims, complaints and disputes.

E. Unless otherwise agreed to in writing, this Agreement shall terminate automatically if Customer does not order appropriate AT&T tariffed services and request installation within 90 days of assignment of a 900 telephone number.

F. Upon termination of Billing Services by AT&T, Customer shall be liable for all applicable charges, including any applicable termination charge.

G. AT&T may, at its option, perform a credit check on Customer at any time, and may terminate this Agreement if it determines that Customer's credit history is unsatisfactory.

8. TELECOMMUNICATIONS SERVICES
This Agreement does not offer or affect tariffed services. If this Agreement conflicts with any AT&T tariff, the tariff shall govern. Charges under this Agreement will not be affected by outages or degradation in tariffed services, and charges for tariffed services will not be affected by performance under this Agreement.

9. WARRANTY AND DISCLAIMER
AT&T shall use reasonable efforts to provide Billing Services of a quality consistent with the billing for its own services. Customer and AT&T shall notify each other when billing discrepancies are discovered. AT&T shall promptly explain or correct billing discrepancies. Each party further agrees to provide the other with necessary information it has or acquires to help identify the cause of an error and its correction. The above warranty is the only warranty provided in connection with this Agreement. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, OR SUITABILITY FOR CALLERS OF YOUR PRODUCTS OR SERVICES.

10. LIMITATIONS AND LIABILITY
A. "AT&T" SHALL BE DEEMED TO INCLUDE AT&T, ITS SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUB-CONTRACTORS AND SUPPLIERS OF ALL OF THEM. "DAMAGES" SHALL REFER TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. AT&T'S ENTIRE LIABILITY TO CUSTOMER FOR ANY DAMAGES CAUSED BY AT&T'S PERFORMANCE OR NON-PERFORMANCE OF BILLING SERVICES UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, SHALL BE LIMITED, AS FOLLOWS:

   (1) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY AT&T, AT&T'S LIABILITY SHALL BE THE PROVEN DAMAGES TO PROPERTY OR PERSON;

   (2) FOR ALL OTHER CLAIMS, AT&T'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED $50,000.

C. AT&T SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGE, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. FORCE MAJEURE
AT&T shall have no liability for delays or damages due to fire, explosion, lightening, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities, including but not limited to any regulatory agencies having jurisdiction over AT&T, the LECs or other local service provider, acts of the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of any common carrier or its agent (including among others the LECs), or other causes beyond AT&T's control whether or not similar to the foregoing.

12. ASSIGNMENT OR TRANSFER
Neither party may assign or transfer this Agreement without the prior written consent of the other party. Consent shall not be unreasonably withheld. AT&T may assign this Agreement to a present or future affiliate or subsidiary or assign its right to receive payment. If Customer assigns or transfers the revenues due under this Agreement, in addition to obtaining AT&T's prior written consent, it must: (1) give AT&T at least thirty days notice of the effective date of the assignment; (2) designate the specific account or account numbers and "900" telephone numbers to which the assignment applies; and (3) waive all rights to move existing Programs from an assigned account. An assignment or transfer by Customer authorizes AT&T to disclose to the assignee or transferee financial and other relevant data concerning the affected Programs.

13. NO THIRD PARTY BENEFICIARY
This Agreement is solely for the benefit of the parties. No third party, including but not limited to Callers and Customer's downstream customers, is intended to benefit from this Agreement or have claims against either party for its performance or nonperformance.

14. DISPUTE RESOLUTION
If a dispute arises out of or relates to this Agreement, or its breach, and if such dispute cannot be settled through discussion and negotiation of the parties, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation or arbitration by the American Arbitration Association ("AAA").

15. GENERAL
A. Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by the authorized representatives of both parties.

B. If any portion of this Agreement is found to be invalid or unenforceable, the remaining portions shall remain in effect. In the event each invalid or unenforceable portion is an essential part of this agreement, the parties will immediately negotiate a replacement.

C. If either party ever fails to enforce any right or remedy available to it under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.

D. Any legal action you bring against AT&T with respect to this Agreement must begin within two (2) years after the cause of action arises.

E. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL.

F. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LOCAL LAWS OF THE STATE OF NEW YORK.

16. FEATURES
The features described here do not fully represent all offers associated with AT&T MULTIQUEST Services.

A. AT&T's Vari-A-Bill feature is available with Billing Services for AT&T MULTIQUEST Interacter Service. This feature allows Customer to change the rate at which the caller is to be charged (the "Caller Rate") at a Customer-determined time during the call. Customer shall change the Caller Rate by issuing a Vari-A-Bill Rate Change Request to AT&T, specifying the new Caller Rate, over an Integrated Services Digital Network ("ISDN") Primary Rate Interface ("PRI") obtained under tariff or separate contract from AT&T by the Customer.

   (1) Using the Vari-A-Bill feature, Customer may follow AT&T-provided procedures to change the Caller Rate to a flat (per call) charge, a free call, a premium charge, a premium credit, or a new rate for the remaining time of the call.

   (2) Full and complete rate disclosure in both Customer's advertisements, and in the Customer's Program preamble(s), is the responsibility of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to pay-per-call programs and the Federal Trade Commissions regulations). Before sending a Vari-A-Bill Rate Change request, Customer must inform the Caller of the new rate or charge, and gain confirmation or acceptance of the new rate or charge from the Caller. No attempt will be made by AT&T to perform rate or charge disclosure or confirmation. If the Caller is under 18 years of age, Customer is responsible for ensuring that the Caller has permission from a parent or guardian to complete the call.

   (3) If charges for a call exceed the Maximum Allowable Flat Rate Charge, or the Maximum Allowable Premium Charge, or the Maximum Allowable Per Minute Charge (as specified in the Agreement), the Customer will provide a corrected record of the charge or rate to AT&T within two business days of AT&T's request for such information. If Customer does not provide this information within the specified time frame, AT&T will remove the charges recorded for the call after the Vari-A-Bill rate or charge change was received by AT&T. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (4) If a Caller contacts AT&T and inquires about a charge or fee, claiming that it exceeds the amount agreed between Caller and Customer, then AT&T may request from Customer a verifiable record of Caller's agreement to the charge or fee. If Customer fails to provide such a verifiable record within two business days, and if Caller continues to request an adjustment, Customer agrees that AT&T is authorized to credit Caller for the entire amount of the call. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (5) Customer shall ensure that its customer premises equipment ("CPE") terminating the ISDN PRI facility has passed AT&T's ISDN Compatibility Test Program. Customer shall provide AT&T with the following information concerning its CPE: manufacturer, product code, release, date of AT&T ISDN Compatibility Test. Customer shall ensure that any subsequent retrofits, upgrades, modifications or other changes to its CPE used in connection with AT&T Vari-A-Bill Service has passed AT&T's ISDN Compatibility Test Program. Customer agrees to pay AT&T for all AT&T expenses that result from caller inquiry, trouble isolation, resolution, and other work associated with Customer's installation and operation of CPE that has not passed AT&T's ISDN Compatibility Test Program.

   (6) Customer is responsible for assigning a designated contact to resolve Vari-A-Bill specific billing issues. If the designated contact changes, Customer shall provide written notification to AT&T within 24 hours (One business day).

   (7) Charges for the Vari-A-Bill feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

B. Call Prompter Rating ("CPR") Feature is available with AT&T MULTIQUEST Interacter Service or Express 900 Service.

   (1) CPR affords the Customer the ability to vary the set of rating options to a Caller (without changing the 900 telephone number) based upon responses made to Call Prompter announcements. Rate sets can be individually assigned to a maximum of four Call Prompter "branches" identified by specific bill designator. These rates will apply when a caller from an AT&T 1+ Recording Takeback Area, successfully enters the valid digits for the branch, otherwise the default value applies.

   (2) Full and complete rate disclosure in both Customer's advertisements and in the programs' preamble and compliance with the AT&T CPR Guidelines are the responsibilities of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to 900 programs and the Federal Trade Commissions regulations).

   (3) Charges for the CPR feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

[AT&T LOGO]               AT&T MASTER BILLING SERVICES AGREEMENT
                          AT&T MASTER BILLING SERVICES AGREEMENT NO. 004524MQ



===============================================================================
Customer Name                            AT&T Corp.
Consumer Data Solutions                  MultiQuest 900 Services

Customer Contact Name and Phone          AT&T Contact Name and Phone
Carl Sherman / 972-298-3800              Michael Roy / 817-354-4597

Customer Address                         AT&T OFFICE ADDRESS
402 W Wheatland, Suite 111               AT&T
                                         12 Meadow Lane

City, State, Zip Code                   City, State, Zip Code
Duncanville, TX  75116                  Bedford, TX   76021

===============================================================================

The AT&T MULTIQUEST(R) Services ("Billing Services") offered under this Agreement are as follows (CHECK ONE):

 [X]  AT&T MULTIQUEST(R) Interacter Service        [ ] AT&T MULTIQUEST(R) Express 900 Service
 [ ]  AT&T MULTIQUEST(R) HICAP Service             [ ] Other AT&T MULTIQUEST Service
                                                   [ ]
                                                       -------------------------------------------------------
                                                       (Indicate Service and attach amendment, if applicable)


AT&T MULTIQUEST(R) Billing Options (CHECK ONE):

 [X]  Caller Adjustment Process (CAP)              [ ] 60/90 Delay Process

-------------------------------------------------------------------------------
Additional Customer Programs may be detailed on the Additional Billing Services Agreement form(s) ONLY when using the same service requested here.
-------------------------------------------------------------------------------

Initial Customer Program offering description and 900 numbers(s):
                                                                   ------------
                    900-288-4663
-------------------------------------------------------------------------------
                    Fundraising / Food Delivery Program
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                PRESALE #         141377
                                                           --------------------

CALLERS WILL BE BILLED THE FOLLOWING CHARGES FOR YOUR PROGRAM (select one of the following):


[X]  $  0   per initial minute and  $  0   per each additional minute
      -----                          -----
[ ]  $                 per call
      ________________

ENHANCED RATE SET
[ ]  $ ____ per initial ____ minute(s)   $ ____ per additional ____ minute(s)

VARI-A-BILL RATES (for use with AT&T MULTIQUEST Interacter Service only):

     Maximum Per Minute Charge:  $                      Maximum Premium Charge: $
                                   ---------------                                ------------------------
     Maximum Flat Rate Charge:   $     60.00
                                   ---------------


CALL PROMPTER RATING
     Caller will be billed the following charges for your offer:

                    Caller                                      Initial                            Additional
Bill                Entered       Free          Initial         Period         Additional          Period
Designator          Digits        Period        Period          Rate           Period              Rate
__________          _______       __ __  __     __ __           $__.___        __ __               $ __.__
                                  HH MM  SS     HH MM                          HH MM



CUSTOMER HEREBY DESIGNATES THE FOLLOWING CPR INFORMATION FOR THE 900 NUMBERS SPECIFIED ABOVE:

                                 Caller                                     Initial                            Additional
             Bill                Entered       Free         Initial         Period         Additional          Period
Branch       Designator          Digits        Period       Period          Rate           Period              Rate
#1           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#2           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#3           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM
#4           __________          __ __ __      __ __ __     __ __           $__.___        __ __               $ __.__
                                               HH MM SS     HH MM                          HH MM

-------------------------------------------------------------------------------
BY SIGNING BELOW, CUSTOMER ACKNOWLEDGES THAT IT AGREES TO THE TERMS AND CONDITIONS OF THE AGREEMENT INCLUDING THOSE ON THE REVERSE SIDE OF THIS FORM, WHICH (AMONG OTHER THINGS) PROVIDE LIMITATIONS OF LIABILITY. THESE TERMS AND CONDITIONS APPLY TO THIS ORDER, AND ANY SUBSEQUENT ORDER ACCEPTED BY AT&T UNDER THIS AGREEMENT.
-------------------------------------------------------------------------------

Consumer Data Solutions
-----------------------------------------------                              AT&T  Corp
(Customer)

Accepted By:                                                                 Accepted By:
             ----------------------------------                                             ---------------------------------------
/s/ CARL  O. SHERMAN                                                         /s/ CAROLE LUKENS
-----------------------------------------------                              ------------------------------------------------------
(Authorized Signature)                                                       (Authorized Signature)

Carl O. Sherman                                                              Carole Lukens
-----------------------------------------------                              ------------------------------------------------------
(Printed/Typed Name)                                                         (Printed/Typed Name)

President/CEO                                                                Presale Manager
-----------------------------------------------                              ------------------------------------------------------
(Title)                                                                      (Title)

5-5-98                                                                       June 8, 1998
-----------------------------------------------                              ------------------------------------------------------
(Date)                                                                       (Date)
-----------------------------------------------------------------------------------------------------------------------------------


                              FINAL CUSTOMER COPY

The following Terms and Conditions shall apply to the Billing Services provided by AT&T under this Agreement to Customer for the 900 number telephone Programs listed on the front of this Agreement, or in Supplemental Billing Services Agreements which reference this Agreement ("Billing Services").

                          GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------
1. BILLING COLLECTION AND CALL INQUIRY SERVICES

A. Acting as Customer's agent, AT&T will perform the following services for Customer's Programs:

(1) secure usage records; message processing; bill processing; bill rendering; inquiry; collection; and remittance services.

(2) your Customers ("Caller's") will be billed for the charges associated with your program(s). AT&T will remit collected charges to you, less any fees as indicated in this Agreement.

(3) provide good faith efforts to collect Customer charges from Caller's. However, AT&T has no obligation to bring collection suits or to use collection agencies, and AT&T may remove from a Caller's bill Program charges with which the Caller disputes or refuses to pay. If the Caller's bill is adjusted, Customer shall still remain liable for the Billing Services fees and tariffed charges associated with each call.

B. Within ninety days after the end of the month in which the calls were made to Customer's Program(s), AT&T shall remit to Customer the net amount of Customer's charges for the billing period. The net amount will reflect the following deductions:

(1) AT&T's fees and charges for tariffed Services,

(2) AT&T's fees and charges for billing Services,

(3) Any applicable federal, state and local taxes, however designated, unless Customer has provided AT&T with a valid tax exemption certificate or statute;

(4) Uncollectable amounts, including among others, amounts that caller's refuse to pay, amounts that have not been billed to caller by the local service provider; and

(5) Amounts removed from callers' bills by AT&T, the local exchange companies ("LEC's") or other local service provider.

C. Notwithstanding the remittance described in Section 1.B above, AT&T may "true up" these deductions based upon any additional uncollectable amounts discovered within twelve months after the Caller's underlying call to the 900 program was made; and may implement this "true up" against remittances for subsequent months, AT&T may also delay all or a portion of its payment of funds at any time during the contractual relationship, continuing for up to twelve months following termination of Customer's Program Billing Services. When determining whether to delay all or a portion of payment to Customer, AT&T will consider, among other factors, Customer's credit history, the length of time Customer has been the Customer of Record, and the projected refund rate of Customer's total billed account as determined by AT&T.

D. AT&T may apply any payments to any outstanding debt incurred by Customer.

E. AT&T reserves the right to block access to all AT&T 900 numbers from the telephone stations of any Caller who, in AT&T's sole discretion, is carrying an excessive unpaid balance of charges for calls made to Programs billed by AT&T, or appears to be engaged in any fraudulent or abusive practice.

2. CONTINGENT AGREEMENT
This agreement is contingent upon AT&T's ability to secure Billing for Customer's Programs. AT&T will make good faith efforts to secure such services.

3. BILLING SERVICES FEE
A. For calls using AT&T MULTIQUEST Interacter Service, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST HICAP, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST Express 900 service, the Billing Service fee is 15 percent of the Customer's charge to callers, or $0.12 per call, whichever is greater. All fees are exclusive of applicable sales, use or gross receipts taxes. AT&T may change the Billing Services fees upon thirty days written notice to Customer.

B. For AT&T MULTIQUEST interacter, AT&T MULTIQUEST HICAP, and AT&T MULTIQUEST Express 900 Service, charges include partial minutes rounded up to full minutes.

C. In any dispute regarding the number of calls to Programs, or the total minutes billed, AT&T's records shall control.

4. COMPLIANCE WITH AT&T MULTIQUEST PREMIUM BILLING GUIDELINES
Customer's Programs and related advertising and business practices shall at all times conform to all applicable federal, state and local laws and regulations, as well as with the "AT&T MULTIQUEST Premium Billing Guidelines" ("Guidelines") as these may be modified by AT&T from time to time. These Guidelines are specifically incorporated by reference into this Agreement. Customer acknowledges that it has been provided with a copy of the current Guidelines.

5. CUSTOMER RESPONSIBILITIES; INDEMNIFICATION OF AT&T
A. Customer shall pay all charges for the tariffed services to which it subscribes. Customer may not advise callers that they are obligated to pay AT&T's tariffed charges applicable to the Customer's Programs.

B. Customer shall provide AT&T a complete written description of each Program (including without limitation copies of all advertising for the program and all scripts) prior to its commencement and a complete new written description of any change (including without limitation price changes) in the Program or advertising before any such change is implemented.

C. Customer is solely responsible for its Program(s) and all promotions and advertising.

D. Customer shall provide AT&T with a name, street address and telephone number that may be disclosed to callers or other interested parties who request it. If the information provider for a Program is different from the Customer, Customer shall provide AT&T with the name, mailing address and customer service telephone number of the information provider, and Customer represents that AT&T may freely disclose such information to those who request it.

E. When the Guidelines require the Customer to agree to 100% adjustments by AT&T to all callers requesting refunds, the Customer shall not initiate, directly or indirectly through any third party, any action to collect charges from a caller who has obtained an adjustment from AT&T.

F. Customer shall not indicate by any means that AT&T endorses or is affiliated with Customer's Programs in any way, and shall not use any AT&T trademark, service mark or logo without the express written permission of AT&T.

G. Customer represents and warrants that its Program(s) will at all times comply with all applicable federal, state and local laws, rules, regulations and ordinances. CUSTOMER SHALL DEFEND, INDEMNIFY AND HOLD AT&T (AS DEFINED IN
SECTION 10.A) HARMLESS FROM ALL CLAIMS, ACTIONS, DAMAGES, COMPLAINTS, EXPENSES AND REASONABLE ATTORNEYS' FEES (COLLECTIVELY, "CLAIMS") ARISING IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OUT OF (1) CUSTOMER'S PRODUCTS OR SERVICES, MESSAGES, PROGRAMS, CALLER CONTACTS, COLLECTION ACTIVITIES, PROMOTIONS, ADVERTISING, LIBEL OR SLANDER; OR (2) ANY FAILURE ON CUSTOMER'S PART TO COMPLY WITH ANY LAW, RULE, REGULATION, OR ORDINANCE. AT&T, IN ITS SOLE DISCRETION, MAY ELECT TO CONTROL ITS OWN DEFENSE AGAINST ANY SUCH CLAIMS, WITHOUT ELIMINATING OR LIMITING IN ANY WAY CUSTOMER'S INDEMNITY OBLIGATIONS UNDER THIS SECTION.

H. Customer agrees and acknowledges that AT&T's agreement to provide Billing Services for any Program does not constitute a determination that Customer is in compliance with any or all applicable laws with respect to such Program.

I. AT&T is not responsible for the determination, application, collection or remittance of any taxes due or which may become due with respect to charges made to callers for Customer's Programs, except as may be directed by taxing authorities.

6. TELEPHONE NUMBER CHANGES
Nothing under this Agreement creates an ownership or other interest in the telephone number assigned for a Program. AT&T reserves the right to change the 900 telephone number assigned to a Program whenever AT&T determines that such a change is necessary or desirable for its provision of tariffed services or Billing Services. Upon termination of Billing Services for any Program, AT&T will assign a different 900 telephone number if Customer elects to continue to use AT&T's tariffed services.

7. TERM AND TERMINATION
A. This Agreement is effective when signed by Customer's agent and accepted in writing by AT&T. Either party may terminate this Agreement or the Billing Services for one or more particular Customer Programs upon thirty days prior written notice to the other party specifying the exact date of such termination.

B. Customer may cancel this Agreement without termination liability if AT&T fails to perform or observe any material term or condition of this Agreement and such failure continues unremedied for thirty days after AT&T receives written notice of such failure from Customer.

C. AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Programs, if AT&T in its sole discretion determines that (1) AT&T's provision of tariffed services may be adversely affected by the applicable Program(s), or by the provision of Billing Services;
(2) that the Program(s) or the provision of Billing Services may adversely affect AT&T's public image, reputation or goodwill; (3) A LEC or other local service provider will not provide needed services, or will not provide them at rates or on terms acceptable to AT&T; (4) Customer (or Customer's information provider or other customer) has not complied with the current Guidelines, regardless of whether AT&T has previously reviewed or released the particular Programs or advertising, or (5) Customer has breached this Agreement. In addition, AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Program(s) if, (1) AT&T receives any complaint regarding Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (2) any claim is made against AT&T arising from Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (3) Customer or its Program(s) become the subject of a government investigation, lawsuit, or criminal action.

D. On receipt of any claim or complaint against Customer in connection with AT&T's Billing Services, upon notice of an investigation by a law enforcement agency, if AT&T has reason to believe that Customer is defrauding AT&T, or if a dispute arises in connection with Customer's assignment of revenues, AT&T may deposit all amounts then or thereafter due to Customer or its assignee in an escrow account pending the resolution of all such claims, complaints and disputes.

E. Unless otherwise agreed to in writing, this Agreement shall terminate automatically if Customer does not order appropriate AT&T tariffed services and request installation within 90 days of assignment of a 900 telephone number.

F. Upon termination of Billing Services by AT&T, Customer shall be liable for all applicable charges, including any applicable termination charge.

G. AT&T may, at its option, perform a credit check on Customer at any time, and may terminate this Agreement if it determines that Customer's credit history is unsatisfactory.

8. TELECOMMUNICATIONS SERVICES
This Agreement does not offer or affect tariffed services. If this Agreement conflicts with any AT&T tariff, the tariff shall govern. Charges under this Agreement will not be affected by outages or degradation in tariffed services, and charges for tariffed services will not be affected by performance under this Agreement.

9. WARRANTY AND DISCLAIMER
AT&T shall use reasonable efforts to provide Billing Services of a quality consistent with the billing for its own services. Customer and AT&T shall notify each other when billing discrepancies are discovered. AT&T shall promptly explain or correct billing discrepancies. Each party further agrees to provide the other with necessary information it has or acquires to help identify the cause of an error and its correction. The above warranty is the only warranty provided in connection with this Agreement. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, OR SUITABILITY FOR CALLERS OF YOUR PRODUCTS OR SERVICES.

10. LIMITATIONS AND LIABILITY
A. "AT&T" SHALL BE DEEMED TO INCLUDE AT&T, ITS SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUB-CONTRACTORS AND SUPPLIERS OF ALL OF THEM. "DAMAGES" SHALL REFER TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. AT&T'S ENTIRE LIABILITY TO CUSTOMER FOR ANY DAMAGES CAUSED BY AT&T'S PERFORMANCE OR NON-PERFORMANCE OF BILLING SERVICES UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, SHALL BE LIMITED, AS FOLLOWS:

   (1) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY AT&T, AT&T'S LIABILITY SHALL BE THE PROVEN DAMAGES TO PROPERTY OR PERSON;

   (2) FOR ALL OTHER CLAIMS, AT&T'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED $50,000.

C. AT&T SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGE, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. FORCE MAJEURE
AT&T shall have no liability for delays or damages due to fire, explosion, lightening, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities, including but not limited to any regulatory agencies having jurisdiction over AT&T, the LECs or other local service provider, acts of the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of any common carrier or its agent (including among others the LECs), or other causes beyond AT&T's control whether or not similar to the foregoing.

12. ASSIGNMENT OR TRANSFER
Neither party may assign or transfer this Agreement without the prior written consent of the other party. Consent shall not be unreasonably withheld. AT&T may assign this Agreement to a present or future affiliate or subsidiary or assign its right to receive payment. If Customer assigns or transfers the revenues due under this Agreement, in addition to obtaining AT&T's prior written consent, it must: (1) give AT&T at least thirty days notice of the effective date of the assignment; (2) designate the specific account or account numbers and "900" telephone numbers to which the assignment applies; and (3) waive all rights to move existing Programs from an assigned account. An assignment or transfer by Customer authorizes AT&T to disclose to the assignee or transferee financial and other relevant data concerning the affected Programs.

13. NO THIRD PARTY BENEFICIARY
This Agreement is solely for the benefit of the parties. No third party, including but not limited to Callers and Customer's downstream customers, is intended to benefit from this Agreement or have claims against either party for its performance or nonperformance.

14. DISPUTE RESOLUTION
If a dispute arises out of or relates to this Agreement, or its breach, and if such dispute cannot be settled through discussion and negotiation of the parties, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation or arbitration by the American Arbitration Association ("AAA").

15. GENERAL
A. Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by the authorized representatives of both parties.

B. If any portion of this Agreement is found to be invalid or unenforceable, the remaining portions shall remain in effect. In the event each invalid or unenforceable portion is an essential part of this agreement, the parties will immediately negotiate a replacement.

C. If either party ever fails to enforce any right or remedy available to it under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.

D. Any legal action you bring against AT&T with respect to this Agreement must begin within two (2) years after the cause of action arises.

E. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL.

F. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LOCAL LAWS OF THE STATE OF NEW YORK.

16. FEATURES
The features described here do not fully represent all offers associated with AT&T MULTIQUEST Services.

A. AT&T's Vari-A-Bill feature is available with Billing Services for AT&T MULTIQUEST Interacter Service. This feature allows Customer to change the rate at which the caller is to be charged (the "Caller Rate") at a Customer-determined time during the call. Customer shall change the Caller Rate by issuing a Vari-A-Bill Rate Change Request to AT&T, specifying the new Caller Rate, over an Integrated Services Digital Network ("ISDN") Primary Rate Interface ("PRI") obtained under tariff or separate contract from AT&T by the Customer.

   (1) Using the Vari-A-Bill feature, Customer may follow AT&T-provided procedures to change the Caller Rate to a flat (per call) charge, a free call, a premium charge, a premium credit, or a new rate for the remaining time of the call.

   (2) Full and complete rate disclosure in both Customer's advertisements, and in the Customer's Program preamble(s), is the responsibility of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to pay-per-call programs and the Federal Trade Commissions regulations). Before sending a Vari-A-Bill Rate Change request, Customer must inform the Caller of the new rate or charge, and gain confirmation or acceptance of the new rate or charge from the Caller. No attempt will be made by AT&T to perform rate or charge disclosure or confirmation. If the Caller is under 18 years of age, Customer is responsible for ensuring that the Caller has permission from a parent or guardian to complete the call.

   (3) If charges for a call exceed the Maximum Allowable Flat Rate Charge, or the Maximum Allowable Premium Charge, or the Maximum Allowable Per Minute Charge (as specified in the Agreement), the Customer will provide a corrected record of the charge or rate to AT&T within two business days of AT&T's request for such information. If Customer does not provide this information within the specified time frame, AT&T will remove the charges recorded for the call after the Vari-A-Bill rate or charge change was received by AT&T. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (4) If a Caller contacts AT&T and inquires about a charge or fee, claiming that it exceeds the amount agreed between Caller and Customer, then AT&T may request from Customer a verifiable record of Caller's agreement to the charge or fee. If Customer fails to provide such a verifiable record within two business days, and if Caller continues to request an adjustment, Customer agrees that AT&T is authorized to credit Caller for the entire amount of the call. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (5) Customer shall ensure that its customer premises equipment ("CPE") terminating the ISDN PRI facility has passed AT&T's ISDN Compatibility Test Program. Customer shall provide AT&T with the following information concerning its CPE: manufacturer, product code, release, date of AT&T ISDN Compatibility Test. Customer shall ensure that any subsequent retrofits, upgrades, modifications or other changes to its CPE used in connection with AT&T Vari-A-Bill Service has passed AT&T's ISDN Compatibility Test Program. Customer agrees to pay AT&T for all AT&T expenses that result from caller inquiry, trouble isolation, resolution, and other work associated with Customer's installation and operation of CPE that has not passed AT&T's ISDN Compatibility Test Program.

   (6) Customer is responsible for assigning a designated contact to resolve Vari-A-Bill specific billing issues. If the designated contact changes, Customer shall provide written notification to AT&T within 24 hours (One business day).

   (7) Charges for the Vari-A-Bill feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

B. Call Prompter Rating ("CPR") Feature is available with AT&T MULTIQUEST Interacter Service or Express 900 Service.

   (1) CPR affords the Customer the ability to vary the set of rating options to a Caller (without changing the 900 telephone number) based upon responses made to Call Prompter announcements. Rate sets can be individually assigned to a maximum of four Call Prompter "branches" identified by specific bill designator. These rates will apply when a caller from an AT&T 1+ Recording Takeback Area, successfully enters the valid digits for the branch, otherwise the default value applies.

   (2) Full and complete rate disclosure in both Customer's advertisements and in the programs' preamble and compliance with the AT&T CPR Guidelines are the responsibilities of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to 900 programs and the Federal Trade Commissions regulations).

   (3) Charges for the CPR feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

[AT&T LOGO]               AT&T MASTER BILLING SERVICES AGREEMENT
                          AT&T MASTER BILLING SERVICES AGREEMENT NO. 004528MQ



===============================================================================
Customer Name                            AT&T Corp.
Consumer Data Solutions                  MultiQuest 900 Services

Customer Contact Name and Phone          AT&T Contact Name and Phone
Carl Sherman / 972-298-3800              Michael Roy / 817-354-4597

Customer Address                         AT&T Office Address
402 W Wheatland, Suite 111               AT&T
                                         12 Meadow Lane

City, State, Zip Code                   City, State, Zip Code
Duncanville, TX  75116                  Bedford, TX   76021

===============================================================================

The AT&T MULTIQUEST(R) Services ("Billing Services") offered under this Agreement are as follows (CHECK ONE):

 [X]  AT&T MULTIQUEST(R) Interacter Service        [ ] AT&T MULTIQUEST(R) Express 900 Service
 [ ]  AT&T MULTIQUEST(R) HICAP Service             [ ] Other AT&T MULTIQUEST Service
                                                   [ ]
                                                       -----------------------------------------------------
                                                       (Indicate Service and attach amendment, if applicable)


AT&T MULTIQUEST(R) Billing Options (CHECK ONE):

 [X]  Caller Adjustment Process (CAP)              [ ] 60/90 Delay Process

-------------------------------------------------------------------------------
Additional Customer Programs may be detailed on the Additional Billing Services Agreement forms(s) ONLY when using the same service requested here.
-------------------------------------------------------------------------------

Initial Customer Program offering description and 900 numbers(s):
                                                                   -------------
                    900-288-3569
-------------------------------------------------------------------------------
                    Fundraising / Flower Delivery Program
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                PRESALE #         141381
                                                           --------------------

CALLERS WILL BE BILLED THE FOLLOWING CHARGES FOR YOUR PROGRAM (select one of the following):

     [ ]  $         0       per initial minute and $     0        per each additional minute(s)
            _______________                          _________
     [ ]  $ _______________ per call


ENHANCED RATE SET
     [ ]  $ _______________ per initial ______ minute(s)   $ ________________ per additional  _______ minute(s)


VARI-A-BILL RATES (for use with AT&T MULTIQUEST Interacter Service only):

     Maximum Per Minute Charge:  $                      Maximum Premium Charge: $
                                   ---------------                                ------------------------
     Maximum Flat Rate Charge:   $     60.00
                                   ---------------


CALL PROMPTER RATING
     Caller will be billed the following charges for you offer:

                    Caller                                      Initial                            Additional
Bill                Entered       Free          Initial         Period         Additional          Period
Designator          Digits        Period        Period          Rate           Period              Rate
__________          _______       __ __  __     __ __           $__.___        __ __               $ __.__
                                  HH MM  SS     HH MM                          HH MM



CUSTOMER HEREBY DESIGNATES THE FOLLOWING CPR INFORMATION FOR THE 900 NUMBERS SPECIFIED ABOVE:

                                 Caller                                      Initial                            Additional
             Bill                Entered       Free          Initial         Period         Additional          Period
Branch       Designator          Digits        Period        Period          Rate           Period              Rate
#1           __________          __ __ __      __ __ __      __ __           $__.___        __ __               $ __.__
                                               HH MM SS      HH MM                          HH MM
#2           __________          __ __ __      __ __ __      __ __           $__.___        __ __               $ __.__
                                               HH MM SS      HH MM                          HH MM
#3           __________          __ __ __      __ __ __      __ __           $__.___        __ __               $ __.__
                                               HH MM SS      HH MM                          HH MM
#4           __________          __ __ __      __ __ __      __ __           $__.___        __ __               $ __.__
                                               HH MM SS      HH MM                          HH MM

-------------------------------------------------------------------------------
BY SIGNING BELOW, CUSTOMER ACKNOWLEDGES THAT IT AGREES TO THE TERMS AND CONDITIONS OF THE AGREEMENT INCLUDING THOSE ON THE REVERSE SIDE OF THIS FORM, WHICH (AMONG OTHER THINGS) PROVIDE LIMITATIONS OF LIABILITY. THESE TERMS AND CONDITIONS APPLY TO THIS ORDER, AND ANY SUBSEQUENT ORDER ACCEPTED BY AT&T UNDER THIS AGREEMENT.
-------------------------------------------------------------------------------

Consumer Data Solutions
-----------------------------------------------                              AT&T Corp.
(Customer)

Accepted By:                                                                 Accepted By:
             ----------------------------------                                             ---------------------------------------
/s/ CARL O. SHERMAN
-----------------------------------------------                              ------------------------------------------------------
(Authorized Signature)                                                       (Authorized Signature)

Carl O. Sherman
-----------------------------------------------                              ------------------------------------------------------
(Printed/Typed Name)                                                         (Printed/Typed Name)

President & CEO
-----------------------------------------------                              ------------------------------------------------------
(Title)                                                                      (Title)

4-4-98
-----------------------------------------------                              ------------------------------------------------------
(Date)                                                                       (Date)
-----------------------------------------------------------------------------------------------------------------------------------


                           PRELIMINARY CUSTOMER COPY

The following Terms and Conditions shall apply to the Billing Services provided by AT&T under this Agreement to Customer for the 900 number telephone Programs listed on the front of this Agreement, or in Supplemental Billing Services Agreements which reference this Agreement ("Billing Services").

                          GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------
1. BILLING COLLECTION AND CALL INQUIRY SERVICES

A. Acting as Customer's agent, AT&T will perform the following services for Customer's Programs:

(1) secure usage records; message processing; bill processing; bill rendering; inquiry; collection; and remittance services.

(2) your Customers ("Caller's") will be billed for the charges associated with your program(s). AT&T will remit collected charges to you, less any fees as indicated in this Agreement.

(3) provide good faith efforts to collect Customer charges from Caller's. However, AT&T has no obligation to bring collection suits or to use collection agencies, and AT&T may remove from a Caller's bill Program charges with which the Caller disputes or refuses to pay. If the Caller's bill is adjusted, Customer shall still remain liable for the Billing Services fees and tariffed charges associated with each call.

B. Within ninety days after the end of the month in which the calls were made to Customer's Program(s), AT&T shall remit to Customer the net amount of Customer's charges for the billing period. The net amount will reflect the following deductions:

(1) AT&T's fees and charges for tariffed Services,

(2) AT&T's fees and charges for billing Services,

(3) Any applicable federal, state and local taxes, however designated, unless Customer has provided AT&T with a valid tax exemption certificate or statute;

(4) Uncollectable amounts, including among others, amounts that caller's refuse to pay, amounts that have not been billed to caller by the local service provider; and

(5) Amounts removed from callers' bills by AT&T, the local exchange companies ("LEC's") or other local service provider.

C. Notwithstanding the remittance described in Section 1.B above, AT&T may "true up" these deductions based upon any additional uncollectable amounts discovered within twelve months after the Caller's underlying call to the 900 program was made; and may implement this "true up" against remittances for subsequent months, AT&T may also delay all or a portion of its payment of funds at any time during the contractual relationship, continuing for up to twelve months following termination of Customer's Program Billing Services. When determining whether to delay all or a portion of payment to Customer, AT&T will consider, among other factors, Customer's credit history, the length of time Customer has been the Customer of Record, and the projected refund rate of Customer's total billed account as determined by AT&T.

D. AT&T may apply any payments to any outstanding debt incurred by Customer.

E. AT&T reserves the right to block access to all AT&T 900 numbers from the telephone stations of any Caller who, in AT&T's sole discretion, is carrying an excessive unpaid balance of charges for calls made to Programs billed by AT&T, or appears to be engaged in any fraudulent or abusive practice.

2. CONTINGENT AGREEMENT
This agreement is contingent upon AT&T's ability to secure Billing for Customer's Programs. AT&T will make good faith efforts to secure such services.

3. BILLING SERVICES FEE
A. For calls using AT&T MULTIQUEST Interacter Service, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST HICAP, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST Express 900 service, the Billing Service fee is 15 percent of the Customer's charge to callers, or $0.12 per call, whichever is greater. All fees are exclusive of applicable sales, use or gross receipts taxes. AT&T may change the Billing Services fees upon thirty days written notice to Customer.

B. For AT&T MULTIQUEST interacter, AT&T MULTIQUEST HICAP, and AT&T MULTIQUEST Express 900 Service, charges include partial minutes rounded up to full minutes.

C. In any dispute regarding the number of calls to Programs, or the total minutes billed, AT&T's records shall control.

4. COMPLIANCE WITH AT&T MULTIQUEST PREMIUM BILLING GUIDELINES
Customer's Programs and related advertising and business practices shall at all times conform to all applicable federal, state and local laws and regulations, as well as with the "AT&T MULTIQUEST Premium Billing Guidelines" ("Guidelines") as these may be modified by AT&T from time to time. These Guidelines are specifically incorporated by reference into this Agreement. Customer acknowledges that it has been provided with a copy of the current Guidelines.

5. CUSTOMER RESPONSIBILITIES; INDEMNIFICATION OF AT&T
A. Customer shall pay all charges for the tariffed services to which it subscribes. Customer may not advise callers that they are obligated to pay AT&T's tariffed charges applicable to the Customer's Programs.

B. Customer shall provide AT&T a complete written description of each Program (including without limitation copies of all advertising for the program and all scripts) prior to its commencement and a complete new written description of any change (including without limitation price changes) in the Program or advertising before any such change is implemented.

C. Customer is solely responsible for its Program(s) and all promotions and advertising.

D. Customer shall provide AT&T with a name, street address and telephone number that may be disclosed to callers or other interested parties who request it. If the information provider for a Program is different from the Customer, Customer shall provide AT&T with the name, mailing address and customer service telephone number of the information provider, and Customer represents that AT&T may freely disclose such information to those who request it.

E. When the Guidelines require the Customer to agree to 100% adjustments by AT&T to all callers requesting refunds, the Customer shall not initiate, directly or indirectly through any third party, any action to collect charges from a caller who has obtained an adjustment from AT&T.

F. Customer shall not indicate by any means that AT&T endorses or is affiliated with Customer's Programs in any way, and shall not use any AT&T trademark, service mark or logo without the express written permission of AT&T.

G. Customer represents and warrants that its Program(s) will at all times comply with all applicable federal, state and local laws, rules, regulations and ordinances. CUSTOMER SHALL DEFEND, INDEMNIFY AND HOLD AT&T (AS DEFINED IN
SECTION 10.A) HARMLESS FROM ALL CLAIMS, ACTIONS, DAMAGES, COMPLAINTS, EXPENSES AND REASONABLE ATTORNEYS' FEES (COLLECTIVELY, "CLAIMS") ARISING IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OUT OF (1) CUSTOMER'S PRODUCTS OR SERVICES, MESSAGES, PROGRAMS, CALLER CONTACTS, COLLECTION ACTIVITIES, PROMOTIONS, ADVERTISING, LIBEL OR SLANDER; OR (2) ANY FAILURE ON CUSTOMER'S PART TO COMPLY WITH ANY LAW, RULE, REGULATION, OR ORDINANCE. AT&T, IN ITS SOLE DISCRETION, MAY ELECT TO CONTROL ITS OWN DEFENSE AGAINST ANY SUCH CLAIMS, WITHOUT ELIMINATING OR LIMITING IN ANY WAY CUSTOMER'S INDEMNITY OBLIGATIONS UNDER THIS SECTION.

H. Customer agrees and acknowledges that AT&T's agreement to provide Billing Services for any Program does not constitute a determination that Customer is in compliance with any or all applicable laws with respect to such Program.

I. AT&T is not responsible for the determination, application, collection or remittance of any taxes due or which may become due with respect to charges made to callers for Customer's Programs, except as may be directed by taxing authorities.

6. TELEPHONE NUMBER CHANGES
Nothing under this Agreement creates an ownership or other interest in the telephone number assigned for a Program. AT&T reserves the right to change the 900 telephone number assigned to a Program whenever AT&T determines that such a change is necessary or desirable for its provision of tariffed services or Billing Services. Upon termination of Billing Services for any Program, AT&T will assign a different 900 telephone number if Customer elects to continue to use AT&T's tariffed services.

7. TERM AND TERMINATION
A. This Agreement is effective when signed by Customer's agent and accepted in writing by AT&T. Either party may terminate this Agreement or the Billing Services for one or more particular Customer Programs upon thirty days prior written notice to the other party specifying the exact date of such termination.

B. Customer may cancel this Agreement without termination liability if AT&T fails to perform or observe any material term or condition of this Agreement and such failure continues unremedied for thirty days after AT&T receives written notice of such failure from Customer.

C. AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Programs, if AT&T in its sole discretion determines that (1) AT&T's provision of tariffed services may be adversely affected by the applicable Program(s), or by the provision of Billing Services;
(2) that the Program(s) or the provision of Billing Services may adversely affect AT&T's public image, reputation or goodwill; (3) A LEC or other local service provider will not provide needed services, or will not provide them at rates or on terms acceptable to AT&T; (4) Customer (or Customer's information provider or other customer) has not complied with the current Guidelines, regardless of whether AT&T has previously reviewed or released the particular Programs or advertising, or (5) Customer has breached this Agreement. In addition, AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Program(s) if, (1) AT&T receives any complaint regarding Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (2) any claim is made against AT&T arising from Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (3) Customer or its Program(s) become the subject of a government investigation, lawsuit, or criminal action.

D. On receipt of any claim or complaint against Customer in connection with AT&T's Billing Services, upon notice of an investigation by a law enforcement agency, if AT&T has reason to believe that Customer is defrauding AT&T, or if a dispute arises in connection with Customer's assignment of revenues, AT&T may deposit all amounts then or thereafter due to Customer or its assignee in an escrow account pending the resolution of all such claims, complaints and disputes.

E. Unless otherwise agreed to in writing, this Agreement shall terminate automatically if Customer does not order appropriate AT&T tariffed services and request installation within 90 days of assignment of a 900 telephone number.

F. Upon termination of Billing Services by AT&T, Customer shall be liable for all applicable charges, including any applicable termination charge.

G. AT&T may, at its option, perform a credit check on Customer at any time, and may terminate this Agreement if it determines that Customer's credit history is unsatisfactory.

8. TELECOMMUNICATIONS SERVICES
This Agreement does not offer or affect tariffed services. If this Agreement conflicts with any AT&T tariff, the tariff shall govern. Charges under this Agreement will not be affected by outages or degradation in tariffed services, and charges for tariffed services will not be affected by performance under this Agreement.

9. WARRANTY AND DISCLAIMER
AT&T shall use reasonable efforts to provide Billing Services of a quality consistent with the billing for its own services. Customer and AT&T shall notify each other when billing discrepancies are discovered. AT&T shall promptly explain or correct billing discrepancies. Each party further agrees to provide the other with necessary information it has or acquires to help identify the cause of an error and its correction. The above warranty is the only warranty provided in connection with this Agreement. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, OR SUITABILITY FOR CALLERS OF YOUR PRODUCTS OR SERVICES.

10. LIMITATIONS AND LIABILITY
A. "AT&T" SHALL BE DEEMED TO INCLUDE AT&T, ITS SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUB-CONTRACTORS AND SUPPLIERS OF ALL OF THEM. "DAMAGES" SHALL REFER TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. AT&T'S ENTIRE LIABILITY TO CUSTOMER FOR ANY DAMAGES CAUSED BY AT&T'S PERFORMANCE OR NON-PERFORMANCE OF BILLING SERVICES UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, SHALL BE LIMITED, AS FOLLOWS:

   (1) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY AT&T, AT&T'S LIABILITY SHALL BE THE PROVEN DAMAGES TO PROPERTY OR PERSON;

   (2) FOR ALL OTHER CLAIMS, AT&T'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED $50,000.

C. AT&T SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGE, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. FORCE MAJEURE
AT&T shall have no liability for delays or damages due to fire, explosion, lightening, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities, including but not limited to any regulatory agencies having jurisdiction over AT&T, the LECs or other local service provider, acts of the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of any common carrier or its agent (including among others the LECs), or other causes beyond AT&T's control whether or not similar to the foregoing.

12. ASSIGNMENT OR TRANSFER
Neither party may assign or transfer this Agreement without the prior written consent of the other party. Consent shall not be unreasonably withheld. AT&T may assign this Agreement to a present or future affiliate or subsidiary or assign its right to receive payment. If Customer assigns or transfers the revenues due under this Agreement, in addition to obtaining AT&T's prior written consent, it must: (1) give AT&T at least thirty days notice of the effective date of the assignment; (2) designate the specific account or account numbers and "900" telephone numbers to which the assignment applies; and (3) waive all rights to move existing Programs from an assigned account. An assignment or transfer by Customer authorizes AT&T to disclose to the assignee or transferee financial and other relevant data concerning the affected Programs.

13. NO THIRD PARTY BENEFICIARY
This Agreement is solely for the benefit of the parties. No third party, including but not limited to Callers and Customer's downstream customers, is intended to benefit from this Agreement or have claims against either party for its performance or nonperformance.

14. DISPUTE RESOLUTION
If a dispute arises out of or relates to this Agreement, or its breach, and if such dispute cannot be settled through discussion and negotiation of the parties, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation or arbitration by the American Arbitration Association ("AAA").

15. GENERAL
A. Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by the authorized representatives of both parties.

B. If any portion of this Agreement is found to be invalid or unenforceable, the remaining portions shall remain in effect. In the event each invalid or unenforceable portion is an essential part of this agreement, the parties will immediately negotiate a replacement.

C. If either party ever fails to enforce any right or remedy available to it under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.

D. Any legal action you bring against AT&T with respect to this Agreement must begin within two (2) years after the cause of action arises.

E. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL.

F. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LOCAL LAWS OF THE STATE OF NEW YORK.

16. FEATURES
The features described here do not fully represent all offers associated with AT&T MULTIQUEST Services.

A. AT&T's Vari-A-Bill feature is available with Billing Services for AT&T MULTIQUEST Interacter Service. This feature allows Customer to change the rate at which the caller is to be charged (the "Caller Rate") at a Customer-determined time during the call. Customer shall change the Caller Rate by issuing a Vari-A-Bill Rate Change Request to AT&T, specifying the new Caller Rate, over an Integrated Services Digital Network ("ISDN") Primary Rate Interface ("PRI") obtained under tariff or separate contract from AT&T by the Customer.

   (1) Using the Vari-A-Bill feature, Customer may follow AT&T-provided procedures to change the Caller Rate to a flat (per call) charge, a free call, a premium charge, a premium credit, or a new rate for the remaining time of the call.

   (2) Full and complete rate disclosure in both Customer's advertisements, and in the Customer's Program preamble(s), is the responsibility of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to pay-per-call programs and the Federal Trade Commissions regulations). Before sending a Vari-A-Bill Rate Change request, Customer must inform the Caller of the new rate or charge, and gain confirmation or acceptance of the new rate or charge from the Caller. No attempt will be made by AT&T to perform rate or charge disclosure or confirmation. If the Caller is under 18 years of age, Customer is responsible for ensuring that the Caller has permission from a parent or guardian to complete the call.

   (3) If charges for a call exceed the Maximum Allowable Flat Rate Charge, or the Maximum Allowable Premium Charge, or the Maximum Allowable Per Minute Charge (as specified in the Agreement), the Customer will provide a corrected record of the charge or rate to AT&T within two business days of AT&T's request for such information. If Customer does not provide this information within the specified time frame, AT&T will remove the charges recorded for the call after the Vari-A-Bill rate or charge change was received by AT&T. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (4) If a Caller contacts AT&T and inquires about a charge or fee, claiming that it exceeds the amount agreed between Caller and Customer, then AT&T may request from Customer a verifiable record of Caller's agreement to the charge or fee. If Customer fails to provide such a verifiable record within two business days, and if Caller continues to request an adjustment, Customer agrees that AT&T is authorized to credit Caller for the entire amount of the call. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (5) Customer shall ensure that its customer premises equipment ("CPE") terminating the ISDN PRI facility has passed AT&T's ISDN Compatibility Test Program. Customer shall provide AT&T with the following information concerning its CPE: manufacturer, product code, release, date of AT&T ISDN Compatibility Test. Customer shall ensure that any subsequent retrofits, upgrades, modifications or other changes to its CPE used in connection with AT&T Vari-A-Bill Service has passed AT&T's ISDN Compatibility Test Program. Customer agrees to pay AT&T for all AT&T expenses that result from caller inquiry, trouble isolation, resolution, and other work associated with Customer's installation and operation of CPE that has not passed AT&T's ISDN Compatibility Test Program.

   (6) Customer is responsible for assigning a designated contact to resolve Vari-A-Bill specific billing issues. If the designated contact changes, Customer shall provide written notification to AT&T within 24 hours (One business day).

   (7) Charges for the Vari-A-Bill feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

B. Call Prompter Rating ("CPR") Feature is available with AT&T MULTIQUEST Interacter Service or Express 900 Service.

   (1) CPR affords the Customer the ability to vary the set of rating options to a Caller (without changing the 900 telephone number) based upon responses made to Call Prompter announcements. Rate sets can be individually assigned to a maximum of four Call Prompter "branches" identified by specific bill designator. These rates will apply when a caller from an AT&T 1+ Recording Takeback Area, successfully enters the valid digits for the branch, otherwise the default value applies.

   (2) Full and complete rate disclosure in both Customer's advertisements and in the programs' preamble and compliance with the AT&T CPR Guidelines are the responsibilities of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to 900 programs and the Federal Trade Commissions regulations).

   (3) Charges for the CPR feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

[AT&T LOGO]               AT&T MASTER BILLING SERVICES AGREEMENT
                          AT&T MASTER BILLING SERVICES AGREEMENT NO. 004524MQ



===============================================================================
Customer Name                            AT&T Corp.
Consumer Data Solutions                  MultiQuest 900 Services

Customer Contact Name and Phone          AT&T Contact Name and Phone
Carl Sherman / 972-298-3800              Michael Roy / 817-854-4597

Customer Address                         AT&T Office Address
402 W Wheatland, Suite 111               AT&T
                                         12 Meadow Lane

City, State, Zip Code                   City, State, Zip Code
Duncanville, TX  75116                  Bedford, TX   76021

===============================================================================

The AT&T MULTIQUEST(R) Services ("Billing Services") offered under this Agreement are as follows (CHECK ONE):

 [X]  AT&T MULTIQUEST(R) Interacter Service        [ ] AT&T MULTIQUEST(R) Express 900 Service
 [ ]  AT&T MULTIQUEST(R) HICAP Service             [ ] Other AT&T MULTIQUEST Service
                                                   [ ]
                                                       -----------------------------------------------------
                                                       (Indicate Service and attach amendment, if applicable)


AT&T MULTIQUEST(R) Billing Options (CHECK ONE):

 [X]  Caller Adjustment Process (CAP)              [ ] 60/90 Delay Process

-------------------------------------------------------------------------------
Additional Customer Programs may be detailed on the Additional Billing Services Agreement form(s) ONLY when using the same service requested here.
-------------------------------------------------------------------------------

Initial Customer Program offering descriptions and 900 numbers(s):
                                                                   ------------
                    900-288-4663
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                PRESALE #
                                                           --------------------

CALLER WILL BE BILLED THE FOLLOWING CHARGES FOR YOUR PROGRAM (select one of the following):

     [X]  $       0         per initial minute and         $        0         per each additional minute(s)
            _______________                                  ________________
     [ ]  $ _______________ per call

ENHANCED RATE SET
     [ ]  $ _______________ per initial ______ minute(s)   $ ________________ per additional  _______ minute(s)

VARI-A-BILL RATES (for use with AT&T MULTIQUEST Interacter Service only):

     Maximum Per Minute Charge:  $                      Maximum Premium Charge: $
                                   ---------------                                ------------------------
     Maximum Flat Rate Charge:   $     60.00
                                   ---------------


CALL PROMPTER RATING
     Caller will be billed the following charges for you offer:

                    Caller                                      Initial                            Additional
Bill                Entered       Free          Initial         Period         Additional          Period
Designator          Digits        Period        Period          Rate           Period              Rate
__________          __ __ __      __ __  __     __ __           $__.___        __ __               $ __.__
                                  HH MM  SS     HH MM                          HH MM



CUSTOMER HEREBY DESIGNATES THE FOLLOWING CPR INFORMATION FOR THE 900 NUMBERS SPECIFIED ABOVE:

                                 Caller                                      Initial                            Additional
             Bill                Entered       Free          Initial         Period         Additional          Period
Branch       Designator          Digits        Period        Period          Rate           Period              Rate
#1           __________          __ __ __      __ __  __     __ __           $__.___        __ __               $ __.__
                                               HH MM  SS     HH MM                          HH MM
#2           __________          __ __ __      __ __  __     __ __           $__.___        __ __               $ __.__
                                               HH MM  SS     HH MM                          HH MM
#3           __________          __ __ __      __ __  __     __ __           $__.___        __ __               $ __.__
                                               HH MM  SS     HH MM                          HH MM
#4           __________          __ __ __      __ __  __     __ __           $__.___        __ __               $ __.__
                                               HH MM  SS     HH MM                          HH MM

-------------------------------------------------------------------------------
BY SIGNING BELOW, CUSTOMER ACKNOWLEDGES THAT IT AGREES TO THE TERMS AND CONDITIONS OF THE AGREEMENT INCLUDING THOSE ON THE REVERSE SIDE OF THIS FORM, WHICH (AMONG OTHER THINGS) PROVIDE LIMITATIONS OF LIABILITY. THESE TERMS AND CONDITIONS APPLY TO THIS ORDER, AND ANY SUBSEQUENT ORDER ACCEPTED BY AT&T UNDER THIS AGREEMENT.
-------------------------------------------------------------------------------

Consumer Data Solutions
-----------------------------------------------                              AT&T Corp.
(Customer)

Accepted By:                                                                 Accepted By:
             ----------------------------------                                             ---------------------------------------
/s/ CARL  O. SHERMAN
-----------------------------------------------                              ------------------------------------------------------
(Authorized Signature)                                                       (Authorized Signature)

Carl O. Sherman
-----------------------------------------------                              ------------------------------------------------------
(Printed/Typed Name)                                                         (Printed/Typed Name)

President & CEO
-----------------------------------------------                              ------------------------------------------------------
(Title)                                                                      (Title)

5-5-98
-----------------------------------------------                              ------------------------------------------------------
(Date)                                                                       (Date)
-----------------------------------------------------------------------------------------------------------------------------------


                           PRELIMINARY CUSTOMER COPY

The following Terms and Conditions shall apply to the Billing Services provided by AT&T under this Agreement to Customer for the 900 number telephone Programs listed on the front of this Agreement, or in Supplemental Billing Services Agreements which reference this Agreement ("Billing Services").

                          GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------
1. BILLING COLLECTION AND CALL INQUIRY SERVICES

A. Acting as Customer's agent, AT&T will perform the following services for Customer's Programs:

(1) secure usage records; message processing; bill processing; bill rendering; inquiry; collection; and remittance services.

(2) your Customers ("Caller's") will be billed for the charges associated with your program(s). AT&T will remit collected charges to you, less any fees as indicated in this Agreement.

(3) provide good faith efforts to collect Customer charges from Caller's. However, AT&T has no obligation to bring collection suits or to use collection agencies, and AT&T may remove from a Caller's bill Program charges with which the Caller disputes or refuses to pay. If the Caller's bill is adjusted, Customer shall still remain liable for the Billing Services fees and tariffed charges associated with each call.

B. Within ninety days after the end of the month in which the calls were made to Customer's Program(s), AT&T shall remit to Customer the net amount of Customer's charges for the billing period. The net amount will reflect the following deductions:

(1) AT&T's fees and charges for tariffed Services,

(2) AT&T's fees and charges for billing Services,

(3) Any applicable federal, state and local taxes, however designated, unless Customer has provided AT&T with a valid tax exemption certificate or statute;

(4) Uncollectable amounts, including among others, amounts that caller's refuse to pay, amounts that have not been billed to caller by the local service provider; and

(5) Amounts removed from callers' bills by AT&T, the local exchange companies ("LEC's") or other local service provider.

C. Notwithstanding the remittance described in Section 1.B above, AT&T may "true up" these deductions based upon any additional uncollectable amounts discovered within twelve months after the Caller's underlying call to the 900 program was made; and may implement this "true up" against remittances for subsequent months, AT&T may also delay all or a portion of its payment of funds at any time during the contractual relationship, continuing for up to twelve months following termination of Customer's Program Billing Services. When determining whether to delay all or a portion of payment to Customer, AT&T will consider, among other factors, Customer's credit history, the length of time Customer has been the Customer of Record, and the projected refund rate of Customer's total billed account as determined by AT&T.

D. AT&T may apply any payments to any outstanding debt incurred by Customer.

E. AT&T reserves the right to block access to all AT&T 900 numbers from the telephone stations of any Caller who, in AT&T's sole discretion, is carrying an excessive unpaid balance of charges for calls made to Programs billed by AT&T, or appears to be engaged in any fraudulent or abusive practice.

2. CONTINGENT AGREEMENT
This agreement is contingent upon AT&T's ability to secure Billing for Customer's Programs. AT&T will make good faith efforts to secure such services.

3. BILLING SERVICES FEE
A. For calls using AT&T MULTIQUEST Interacter Service, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST HICAP, the Billing Service fee is 10 percent of Customer's charge to callers, or $0.12 per call, whichever is greater. For calls using AT&T MULTIQUEST Express 900 service, the Billing Service fee is 15 percent of the Customer's charge to callers, or $0.12 per call, whichever is greater. All fees are exclusive of applicable sales, use or gross receipts taxes. AT&T may change the Billing Services fees upon thirty days written notice to Customer.

B. For AT&T MULTIQUEST interacter, AT&T MULTIQUEST HICAP, and AT&T MULTIQUEST Express 900 Service, charges include partial minutes rounded up to full minutes.

C. In any dispute regarding the number of calls to Programs, or the total minutes billed, AT&T's records shall control.

4. COMPLIANCE WITH AT&T MULTIQUEST PREMIUM BILLING GUIDELINES
Customer's Programs and related advertising and business practices shall at all times conform to all applicable federal, state and local laws and regulations, as well as with the "AT&T MULTIQUEST Premium Billing Guidelines" ("Guidelines") as these may be modified by AT&T from time to time. These Guidelines are specifically incorporated by reference into this Agreement. Customer acknowledges that it has been provided with a copy of the current Guidelines.

5. CUSTOMER RESPONSIBILITIES; INDEMNIFICATION OF AT&T
A. Customer shall pay all charges for the tariffed services to which it subscribes. Customer may not advise callers that they are obligated to pay AT&T's tariffed charges applicable to the Customer's Programs.

B. Customer shall provide AT&T a complete written description of each Program (including without limitation copies of all advertising for the program and all scripts) prior to its commencement and a complete new written description of any change (including without limitation price changes) in the Program or advertising before any such change is implemented.

C. Customer is solely responsible for its Program(s) and all promotions and advertising.

D. Customer shall provide AT&T with a name, street address and telephone number that may be disclosed to callers or other interested parties who request it. If the information provider for a Program is different from the Customer, Customer shall provide AT&T with the name, mailing address and customer service telephone number of the information provider, and Customer represents that AT&T may freely disclose such information to those who request it.

E. When the Guidelines require the Customer to agree to 100% adjustments by AT&T to all callers requesting refunds, the Customer shall not initiate, directly or indirectly through any third party, any action to collect charges from a caller who has obtained an adjustment from AT&T.

F. Customer shall not indicate by any means that AT&T endorses or is affiliated with Customer's Programs in any way, and shall not use any AT&T trademark, service mark or logo without the express written permission of AT&T.

G. Customer represents and warrants that its Program(s) will at all times comply with all applicable federal, state and local laws, rules, regulations and ordinances. CUSTOMER SHALL DEFEND, INDEMNIFY AND HOLD AT&T (AS DEFINED IN
SECTION 10.A) HARMLESS FROM ALL CLAIMS, ACTIONS, DAMAGES, COMPLAINTS, EXPENSES AND REASONABLE ATTORNEYS' FEES (COLLECTIVELY, "CLAIMS") ARISING IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OUT OF (1) CUSTOMER'S PRODUCTS OR SERVICES, MESSAGES, PROGRAMS, CALLER CONTACTS, COLLECTION ACTIVITIES, PROMOTIONS, ADVERTISING, LIBEL OR SLANDER; OR (2) ANY FAILURE ON CUSTOMER'S PART TO COMPLY WITH ANY LAW, RULE, REGULATION, OR ORDINANCE. AT&T, IN ITS SOLE DISCRETION, MAY ELECT TO CONTROL ITS OWN DEFENSE AGAINST ANY SUCH CLAIMS, WITHOUT ELIMINATING OR LIMITING IN ANY WAY CUSTOMER'S INDEMNITY OBLIGATIONS UNDER THIS SECTION.

H. Customer agrees and acknowledges that AT&T's agreement to provide Billing Services for any Program does not constitute a determination that Customer is in compliance with any or all applicable laws with respect to such Program.

I. AT&T is not responsible for the determination, application, collection or remittance of any taxes due or which may become due with respect to charges made to callers for Customer's Programs, except as may be directed by taxing authorities.

6. TELEPHONE NUMBER CHANGES
Nothing under this Agreement creates an ownership or other interest in the telephone number assigned for a Program. AT&T reserves the right to change the 900 telephone number assigned to a Program whenever AT&T determines that such a change is necessary or desirable for its provision of tariffed services or Billing Services. Upon termination of Billing Services for any Program, AT&T will assign a different 900 telephone number if Customer elects to continue to use AT&T's tariffed services.

7. TERM AND TERMINATION
A. This Agreement is effective when signed by Customer's agent and accepted in writing by AT&T. Either party may terminate this Agreement or the Billing Services for one or more particular Customer Programs upon thirty days prior written notice to the other party specifying the exact date of such termination.

B. Customer may cancel this Agreement without termination liability if AT&T fails to perform or observe any material term or condition of this Agreement and such failure continues unremedied for thirty days after AT&T receives written notice of such failure from Customer.

C. AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Programs, if AT&T in its sole discretion determines that (1) AT&T's provision of tariffed services may be adversely affected by the applicable Program(s), or by the provision of Billing Services;
(2) that the Program(s) or the provision of Billing Services may adversely affect AT&T's public image, reputation or goodwill; (3) A LEC or other local service provider will not provide needed services, or will not provide them at rates or on terms acceptable to AT&T; (4) Customer (or Customer's information provider or other customer) has not complied with the current Guidelines, regardless of whether AT&T has previously reviewed or released the particular Programs or advertising, or (5) Customer has breached this Agreement. In addition, AT&T may immediately terminate this Agreement, or the Billing Services for one or more particular Customer Program(s) if, (1) AT&T receives any complaint regarding Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (2) any claim is made against AT&T arising from Customer's Program(s) or any related messages, representations, promotions, advertising, products or services; (3) Customer or its Program(s) become the subject of a government investigation, lawsuit, or criminal action.

D. On receipt of any claim or complaint against Customer in connection with AT&T's Billing Services, upon notice of an investigation by a law enforcement agency, if AT&T has reason to believe that Customer is defrauding AT&T, or if a dispute arises in connection with Customer's assignment of revenues, AT&T may deposit all amounts then or thereafter due to Customer or its assignee in an escrow account pending the resolution of all such claims, complaints and disputes.

E. Unless otherwise agreed to in writing, this Agreement shall terminate automatically if Customer does not order appropriate AT&T tariffed services and request installation within 90 days of assignment of a 900 telephone number.

F. Upon termination of Billing Services by AT&T, Customer shall be liable for all applicable charges, including any applicable termination charge.

G. AT&T may, at its option, perform a credit check on Customer at any time, and may terminate this Agreement if it determines that Customer's credit history is unsatisfactory.

8. TELECOMMUNICATIONS SERVICES
This Agreement does not offer or affect tariffed services. If this Agreement conflicts with any AT&T tariff, the tariff shall govern. Charges under this Agreement will not be affected by outages or degradation in tariffed services, and charges for tariffed services will not be affected by performance under this Agreement.

9. WARRANTY AND DISCLAIMER
AT&T shall use reasonable efforts to provide Billing Services of a quality consistent with the billing for its own services. Customer and AT&T shall notify each other when billing discrepancies are discovered. AT&T shall promptly explain or correct billing discrepancies. Each party further agrees to provide the other with necessary information it has or acquires to help identify the cause of an error and its correction. The above warranty is the only warranty provided in connection with this Agreement. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY, OR SUITABILITY FOR CALLERS OF YOUR PRODUCTS OR SERVICES.

10. LIMITATIONS AND LIABILITY
A. "AT&T" SHALL BE DEEMED TO INCLUDE AT&T, ITS SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUB-CONTRACTORS AND SUPPLIERS OF ALL OF THEM. "DAMAGES" SHALL REFER TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. AT&T'S ENTIRE LIABILITY TO CUSTOMER FOR ANY DAMAGES CAUSED BY AT&T'S PERFORMANCE OR NON-PERFORMANCE OF BILLING SERVICES UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, SHALL BE LIMITED, AS FOLLOWS:

   (1) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY AT&T, AT&T'S LIABILITY SHALL BE THE PROVEN DAMAGES TO PROPERTY OR PERSON;

   (2) FOR ALL OTHER CLAIMS, AT&T'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED $50,000.

C. AT&T SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGE, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. FORCE MAJEURE
AT&T shall have no liability for delays or damages due to fire, explosion, lightening, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities, including but not limited to any regulatory agencies having jurisdiction over AT&T, the LECs or other local service provider, acts of the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of any common carrier or its agent (including among others the LECs), or other causes beyond AT&T's control whether or not similar to the foregoing.

12. ASSIGNMENT OR TRANSFER
Neither party may assign or transfer this Agreement without the prior written consent of the other party. Consent shall not be unreasonably withheld. AT&T may assign this Agreement to a present or future affiliate or subsidiary or assign its right to receive payment. If Customer assigns or transfers the revenues due under this Agreement, in addition to obtaining AT&T's prior written consent, it must: (1) give AT&T at least thirty days notice of the effective date of the assignment; (2) designate the specific account or account numbers and "900" telephone numbers to which the assignment applies; and (3) waive all rights to move existing Programs from an assigned account. An assignment or transfer by Customer authorizes AT&T to disclose to the assignee or transferee financial and other relevant data concerning the affected Programs.

13. NO THIRD PARTY BENEFICIARY
This Agreement is solely for the benefit of the parties. No third party, including but not limited to Callers and Customer's downstream customers, is intended to benefit from this Agreement or have claims against either party for its performance or nonperformance.

14. DISPUTE RESOLUTION
If a dispute arises out of or relates to this Agreement, or its breach, and if such dispute cannot be settled through discussion and negotiation of the parties, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation or arbitration by the American Arbitration Association ("AAA").

15. GENERAL
A. Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by the authorized representatives of both parties.

B. If any portion of this Agreement is found to be invalid or unenforceable, the remaining portions shall remain in effect. In the event each invalid or unenforceable portion is an essential part of this agreement, the parties will immediately negotiate a replacement.

C. If either party ever fails to enforce any right or remedy available to it under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.

D. Any legal action you bring against AT&T with respect to this Agreement must begin within two (2) years after the cause of action arises.

E. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL.

F. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LOCAL LAWS OF THE STATE OF NEW YORK.

16. FEATURES
The features described here do not fully represent all offers associated with AT&T MULTIQUEST Services.

A. AT&T's Vari-A-Bill feature is available with Billing Services for AT&T MULTIQUEST Interacter Service. This feature allows Customer to change the rate at which the caller is to be charged (the "Caller Rate") at a Customer-determined time during the call. Customer shall change the Caller Rate by issuing a Vari-A-Bill Rate Change Request to AT&T, specifying the new Caller Rate, over an Integrated Services Digital Network ("ISDN") Primary Rate Interface ("PRI") obtained under tariff or separate contract from AT&T by the Customer.

   (1) Using the Vari-A-Bill feature, Customer may follow AT&T-provided procedures to change the Caller Rate to a flat (per call) charge, a free call, a premium charge, a premium credit, or a new rate for the remaining time of the call.

   (2) Full and complete rate disclosure in both Customer's advertisements, and in the Customer's Program preamble(s), is the responsibility of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to pay-per-call programs and the Federal Trade Commissions regulations). Before sending a Vari-A-Bill Rate Change request, Customer must inform the Caller of the new rate or charge, and gain confirmation or acceptance of the new rate or charge from the Caller. No attempt will be made by AT&T to perform rate or charge disclosure or confirmation. If the Caller is under 18 years of age, Customer is responsible for ensuring that the Caller has permission from a parent or guardian to complete the call.

   (3) If charges for a call exceed the Maximum Allowable Flat Rate Charge, or the Maximum Allowable Premium Charge, or the Maximum Allowable Per Minute Charge (as specified in the Agreement), the Customer will provide a corrected record of the charge or rate to AT&T within two business days of AT&T's request for such information. If Customer does not provide this information within the specified time frame, AT&T will remove the charges recorded for the call after the Vari-A-Bill rate or charge change was received by AT&T. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (4) If a Caller contacts AT&T and inquires about a charge or fee, claiming that it exceeds the amount agreed between Caller and Customer, then AT&T may request from Customer a verifiable record of Caller's agreement to the charge or fee. If Customer fails to provide such a verifiable record within two business days, and if Caller continues to request an adjustment, Customer agrees that AT&T is authorized to credit Caller for the entire amount of the call. Customer will continue to be responsible for all tariffed charges and Billing Services fees for such calls.

   (5) Customer shall ensure that its customer premises equipment ("CPE") terminating the ISDN PRI facility has passed AT&T's ISDN Compatibility Test Program. Customer shall provide AT&T with the following information concerning its CPE: manufacturer, product code, release, date of AT&T ISDN Compatibility Test. Customer shall ensure that any subsequent retrofits, upgrades, modifications or other changes to its CPE used in connection with AT&T Vari-A-Bill Service has passed AT&T's ISDN Compatibility Test Program. Customer agrees to pay AT&T for all AT&T expenses that result from caller inquiry, trouble isolation, resolution, and other work associated with Customer's installation and operation of CPE that has not passed AT&T's ISDN Compatibility Test Program.

   (6) Customer is responsible for assigning a designated contact to resolve Vari-A-Bill specific billing issues. If the designated contact changes, Customer shall provide written notification to AT&T within 24 hours (One business day).

   (7) Charges for the Vari-A-Bill feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.

B. Call Prompter Rating ("CPR") Feature is available with AT&T MULTIQUEST Interacter Service or Express 900 Service.

   (1) CPR affords the Customer the ability to vary the set of rating options to a Caller (without changing the 900 telephone number) based upon responses made to Call Prompter announcements. Rate sets can be individually assigned to a maximum of four Call Prompter "branches" identified by specific bill designator. These rates will apply when a caller from an AT&T 1+ Recording Takeback Area, successfully enters the valid digits for the branch, otherwise the default value applies.

   (2) Full and complete rate disclosure in both Customer's advertisements and in the programs' preamble and compliance with the AT&T CPR Guidelines are the responsibilities of the Customer. Such disclosures must comply with, among others, federal and state laws and regulations (including the Federal Communications Commission's regulations regarding preambles to 900 programs and the Federal Trade Commissions regulations).

   (3) Charges for the CPR feature are in addition to the other tariffed charges and Billing Services fees incurred by Customer.